Exhibit 32.1

CERTIFICATION
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Charles J. Scimeca, President, Secretary and Treasurer of Raj Ventures, Inc. (the “Company”), hereby certify to my knowledge that:

(1)
The Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2010  (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

RAJ VENTURES, INC. (Registrant)

DATE: August 13, 2010	By:	/s/ Charles J. Scimeca
Charles J. Scimeca
President, Secretary and Treasurer (Principal Accounting Officer and Authorized Officer)